COMMON STOCK PURCHASE WARRANT

Right to Purchase Shares of Common Stock of
Puroflow Incorporated

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR (ii) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Puroflow Incorporated

Common Stock Purchase Warrant

Puroflow Incorporated, a Delaware corporation (together with any corporation which shall succeed to or assume the obligations of Puroflow Incorporated (the "Company") hereunder, hereby certifies that, for value received, _________________ or his assigns is entitled, subject to the terms set forth below, to purchase from the Company fully-paid and non-assessable shares of the Company's common stock, par value $.15 per share (the "Common Stock") at a purchase price per share of Seven and 75/100 Dollars ($7.75) (such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price").  The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price are subject to computation and adjustment as provided herein.

ARTICLE I

DEFINITIONS

Certain terms are used in this Warrant as specifically defined in Article IX hereof.

ARTICLE II

EXERCISE OF WARRANT

Section 2.1       Exercise.  This Warrant may be exercised, in whole at any time or in part from time to time (such partial exercises to be in amounts of not less than 1,000 shares of Common Stock (or the equivalent)) prior to 5:00 P.M. on December 31, 2012, by the Holder (the "Holder") by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company at One Church Street, Suite 302, Rockville, MD 20850, together with proper payment of the aggregate Exercise Price applicable on such date, or the proportionate part thereof if this Warrant is exercised in part.  Payment for such shares shall be made by check or checks, payable to the order of the Company.  If this Warrant is exercised in part, the Holder shall be entitled to receive a new Warrant covering the number of shares of Common Stock in respect of which this Warrant has not been exercised and setting forth the proportionate part of the aggregate Exercise Price applicable to such shares.

Section 2.2       Exercisable Shares.  The Holder shall have the right pursuant to this Warrant to purchase _________________ shares of Common Stock at a purchase price of Seven and 75/100 Dollars ($7.75) per share.

Section 2.3       Warrant Agent.  In the event that a bank or trust company shall have been appointed as trustee for the Holder, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Article X hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on the exercise of this Warrant pursuant to this Article II.

ARTICLE III

DELIVERY OF STOCK CERTIFICATES ON EXERCISE

Section 3.1       Delivery.  As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully-paid and non-assessable shares of Common Stock (or Other Securities, as defined herein) to which the Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise.

Section 3.2       Fractional Shares.  In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then such event the Holder shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the Company's Board of Director.

ARTICLE IV

ADJUSTMENT FOR REORGANIZATION
CONSOLIDATION, MERGER, ETC.

Section 4.1       Certain Adjustments.  In case at any time or from time to time the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other entity, or (iii) transfer all or substantially all of its properties or assets to any other person or entity under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the Holder, on the exercise hereof as provided in Article II hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Article V hereof.

Section 4.2       Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Article IV, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person or entity acquiring all or substantially all of the properties or assets of the Company, whether or not such person or entity shall have expressly assumed the terms of this Warrant as provided in Article VI hereof.

ARTICLE V

AMOUNT OF OUTSTANDING COMMON STOCK

In case any Other Securities shall have been issued, or then shall be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Article IV hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the Holder shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Article V with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as early as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the Holder with the benefits intended by this Article V and the other provisions of this Warrant.

ARTICLE VI

NO DILUTION OR IMPAIRMENT

The Company, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, will not avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the Holder against dilution.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully-paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, and (iii) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

ARTICLE VII

NOTICES OF RECORD DATE

In the event of:

(a)        any taking by the Company of a record of the holder of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(b)        any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other entity; or

(c)        any voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(d)        any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant);

then, and in such event, the Company will mail or cause to be mailed to the holders of the Warrants a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made.  Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

ARTICLE VIII

RESERVATION OF STOCK ISSUABLE
ON EXERCISE OF WARRANT

The Company will at all time reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Charter to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant.

ARTICLE IX

DEFINITIONS

As used herein, the following term, unless the context otherwise requires, has the following meaning:

The term Other Securities refers to any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Article IV or V hereof.

ARTICLE X

WARRANT AGENT

The Company may, by written notice of the Holder, appoint any agent having an office in New York, New York for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Article II hereof, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.  The Company hereby appoints as warrant agent Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

ARTICLE XI

REMEDIES

The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or buy an injunction against a violation of any of the terms hereof or otherwise.

ARTICLE XII

NOTICES

No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

1          the Company at One Church Street, Suite 302, Rockville, MD  20850, Attn:  H. Haywood Miller, or such other address as the Company has designated in writing to the Holder, or

2.         the Holder at One Church Street, Suite 302, Rockville, MD  20850, or such other address as the Holder has designated in writing to the Company.

ARTICLE XIII

WARRANT HOLDER NOT SHAREHOLDER

Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

ARTICLE XIV

ASSIGNMENT

Notwithstanding anything herein to the contrary, the Warrant may not be assigned without the prior written consent of the Company.

ARTICLE XV

MISCELLANEOUS

In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the State of Delaware.  The heading in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  This Warrant shall take effect as an instrument under seal.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary.

Dated as of April 29, 2003

PUROFLOW INCORPORATED

By:
         Name:
         Title:

Attest:

Name:
Title:

FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _________ ______________________ the right represented by the within Warrant to purchase _________ shares of the Common Stock of PUROFLOW INCORPORATED (the "Company"), a Delaware corporation, to which the within Warrant relates, and appoints _______________________ as its attorney to transfer such right on the books of the Company, with full power of substitution in the premises.

Dated as of ___________________, ________

By:
      Name:
      Title:

SUBSCRIPTION

            The undersigned,                                           pursuant to the provisions of the Warrant, dated April 29, 2003, granted by Puroflow Incorporated for One Thousand (1,000) Common Shares hereby elects to purchase                            (              ) Common Shares of Puroflow Incorporated covered by that Warrant.

Dated:

Signature